UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2010
SUPERFUND GREEN, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51634 (Commission file number)	98-0375395 (IRS Employer Identification No.)
c/o Superfund Capital Management, Inc.
Superfund Office Building
PO Box 1479
Grand Anse
St. George’s, Grenada
West Indies
(Address of principal executive offices)
Registrant’s telephone number, including area code: (473) 439-2418
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 28, 2010, Roman Gregorig resigned from the Board of Directors and from his position as Vice President, Principal Financial Officer and Principal Accounting Officer of Superfund Capital Management, Inc., the general partner of Superfund Green, L.P. Mr. Gregorig had also served as the Audit Committee Financial Expert for Superfund Green, L.P.
Martin Schneider, age 44, was appointed Vice President, Principal Financial Officer, and Principal Accounting Officer of Superfund Capital Management, Inc. on July 28, 2010. His registration as a principal is currently pending with the NFA. From May 1997 to June 2001, Mr. Schneider served as Sales Director for Nike, Inc.’s European divisions. From July 2001 to July 2002, Mr. Schneider held the position of Commercial Director for FC Tirol Innsbruck, a former Austrian football club. Mr. Schneider spent August 2002 preparing for his transition to the Superfund group of investment companies. From September 2002 to March 2005, Mr. Schneider functioned as the sports marketing director for Quadriga Asset Management GmbH, and as the Executive Vice President of the successor company, Superfund Marketing and Sports Sponsoring Inc. In April 2005, Mr. Schneider assumed the role of Operating Manager for Superfund Group Monaco, a position he held until his appointment to Superfund Capital Management, Inc. in June 2010. Mr. Schneider is a graduate of TGM Technical School in Vienna, Austria, with a degree in mechanical engineering. Mr. Schneider is a citizen of Austria.
Gizela Benedek, age 31, was appointed Treasurer of Superfund Capital Management, Inc. on July 28, 2010. Ms. Benedek will also serve as Audit Committee Financial Expert for Superfund Green, L.P. Her registration as a principal is currently pending with the NFA. From June 2000 to September 2005, Ms. Benedek served as an Associate of PricewaterhouseCooper’s tax consulting group in Vienna, Austria. From October 2005 to December 2005, Ms. Benedek conducted intensive research in connection with her master thesis. From January 2006 to July 2008, Ms. Benedek held the position of Associate in the auditing group of RSM Exacta Wirtschaftsprufung AG, an Austrian auditing and tax consultancy firm. From August 2008 through August 2009, she was granted educational leave sponsored by the Austrian government to study for the U.S. CPA exam. Since September 2009, Ms. Benedek has held the role of Financial Counsel for Superfund Distribution and Investment, Inc., in Grenada, West Indies. Ms. Benedek is a graduate of The University of Economics and Business Administration in Vienna, Austria, and is a certified public accountant. Ms. Benedek is a citizen of Austria.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2010
SUPERFUND GREEN, L.P.
	By:	Superfund Capital Management, Inc., General Partner

	By:	/s/ Nigel James
		Name:	Nigel James
		Title:	President